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EXHIBIT 10.1

                           STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of March 28, 2001 by and between GOLD & APPEL TRANSFER, S.A., a British Virgin Islands corporation (the "SELLER"), and HENRY G. LUKEN III, an individual (the "PURCHASER").

                                   RECITALS

     WHEREAS, the Seller desires to sell and transfer to the Purchaser, and the Purchaser desires to purchase, 15,471,301 shares (the "SHARES") of common stock, par value $.001 per share, of Capsule Communications, Inc., a Delaware corporation (the "COMPANY"), for an aggregate purchase price of $3,094,260.20 (the "PURCHASE PRICE") on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and of the mutual promises and obligations hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                 PURCHASE AND SALE OF THE SECURITIES; CLOSING

     Section 1.01  Purchase and Sale of the Shares.  Subject to the terms and
                   -------------------------------
conditions set forth in this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Shares.

     Section 1.02  Closing.  The closing of the sale of the Shares by the Seller
                   -------
and the purchase of the Shares by the Purchaser shall take place at 10:00 a.m. local time on March 29, 2001 (the "CLOSING DATE") at the offices of Swidler Berlin Shereff Friedman, LLP, 3000 K Street, N.W., Suite 300, Washington D.C., or at such other time and place as may be agreed upon by the Seller and the Purchaser (the "CLOSING").

     Section 1.03  Purchaser's Closing Deliveries.  On the Closing Date, the
                   ------------------------------
Purchaser shall deliver (i) the Purchase Price to the Seller by wire transfer of immediately available funds pursuant to written instructions provided by the Seller to an account identified to the Purchaser in writing by the Seller on or before the Closing Date (the "ACCOUNT") and (ii) a certificate executed by the Purchaser certifying as to the accuracy of the representations and warranties made in this Agreement as of the Closing Date.

     Section 1.04  Seller's Closing Deliveries.  On the Closing Date, the Seller
                   ---------------------------
shall deliver to the Purchaser a certificate dated as of the Closing Date executed by an authorized officer of the Seller certifying as to the accuracy of the representations and warranties made in this Agreement as of the Closing Date.

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     Section 1.05  Seller's Post-Closing Deliveries.  Not later than 14 days
                   --------------------------------
after the Closing Date, Seller shall deliver to the Purchaser a certificate or certificates representing the Shares, duly endorsed for transfer or accompanied by duly executed blank stock powers; provided, however, that if the Seller is
                                     --------  -------
unable to obtain all necessary and appropriate releases under the Amended and Restated Pledge Agreement described in Schedule I attached hereto, by such date,
                                       ----------
Seller shall promptly deliver that portion of the Purchase Price relating to such encumbered Shares to Purchaser by wire transfer of immediately available funds pursuant to written instructions provided by the Purchaser to an account identified to Seller in writing.


                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

          The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing, except as set forth on Schedule I attached
                                                          ----------
hereto, as follows:

     Section 2.01   Authorization; Enforceability.  The Seller has full
                    -----------------------------
corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms and conditions except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 2.02   No Violation.  The execution, delivery, and performance by
                    ------------
the Seller of this Agreement will not (i) conflict with or result in any breach of any provision of the certificate of incorporation or bylaws of the Seller;
(ii) result in a violation or breach of, or constitute a default (or give rise to any right of termination, amendment, cancellation, or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Seller is a party or by with any of its assets or properties may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule (excluding any rules of state regulatory commissions), or regulation (excluding any regulations of state regulatory commissions) applicable to it or the transfer of the Shares.

     Section 2.03  Sole Owner.  The Seller is the sole beneficial and legal
                   ----------
owner of all right, title, and interest in and to the Shares.

     Section 2.04  Transfer of Title.  Upon the delivery of the Shares as
                   -----------------
specified in Section 1.05, the Seller will transfer good, valid, and marketable title to the Shares to the Purchaser, free and clear of any security interests, claims, liens, pledges, options, encumbrances, charges, agreements, voting trusts, proxies, preemptive rights or rights of first refusal, or other arrangements, restrictions, or legal or equitable limitations of any kind.


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     Section 2.05   No Other Representations or Warranties.  The Seller is
                    --------------------------------------
not making any other representations, express or implied, with respect to any other matter, except as otherwise set forth in this Agreement.

                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                        The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing, as follows:

     Section 3.01   Authorization; Enforceability. The Purchaser has full power
                    -----------------------------
and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms and conditions except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     Section 3.02  No Violation. The execution, delivery, and performance by the
                   ------------
Purchaser of this Agreement will not (i) result in a violation or breach of, or constitute a default (or give rise to any right of termination, amendment, cancellation, or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Purchaser is a party or by with any of its assets or properties may be bound; or (ii) violate any order, writ, injunction, decree, statute, rule (excluding any rules of state regulatory commissions), or regulation (excluding any regulations of state regulatory commissions) applicable to the Purchaser.

     Section 3.03  Investment Purpose; Accredited Investor.
                   ---------------------------------------

     (a) The Purchaser is acquiring the Shares solely for his own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act.

     (b) The Purchaser is an Accredited Investor within the meaning ascribed to such term under Regulation D of the rules and regulations promulgated under the Securities Act.

     Section 3.04  No Other Representations or Warranties.  The Purchaser
                   --------------------------------------
is not making any other representations, express or implied, with respect to any other matter, except as otherwise set forth in this Agreement.


                                   ARTICLE IV
                     ADDITIONAL AGREEMENTS OF THE PARTIES.

     Section 4.01  Confidentiality.  The Seller and the Purchaser acknowledge
                   ---------------
and agree that this Agreement and the matters addressed therein are confidential until the Closing shall have

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occurred and that all information provided to the Seller or the Purchaser or their respective representatives or other recipients in accordance with this Agreement shall be considered confidential information until such Closing.

     Section 4.02  Notices.  All notices and other communications hereunder
                   -------
shall be in writing and shall be deemed to have been duly given when delivered in person, received by facsimile transmission, or delivered by overnight courier to the parties at the following addresses or facsimile numbers:

     If to the Seller, addressed to it at:
     ------------------------------------

         Gold & Appel Transfer, S.A.
         c/o Entree International Limited
         1054 31st Street
         Washington, DC  20007
         Attn:  Walt Anderson
         Phone: 202-467-1189
         Fax:   202-736-5065

     If to the Purchaser, addressed to him at:
     ----------------------------------------
         Henry G. Luken III
         900 Fairway Lane
         Soddy Daisy, TN  37379
         Phone: 423-332-1314
         Fax:   423-332-0831

     Either party from time to time may change its address or facsimile number for the purpose of receipt of notices to that party by giving a similar notice specifying a new address or facsimile number to the other notice parties listed above in accordance with the provisions of this Section 4.02.

     Section 4.03  Further Assurances.  On and after the Closing, the Seller and
                   ------------------
the Purchaser will take all appropriate action and execute all documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the provisions hereof.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.01   Expenses.  The Purchaser hereby agrees that all fees and
                    --------
expenses incurred by the Purchaser in connection with this Agreement shall be borne by the Purchaser, and the Seller hereby agrees that all fees and expenses incurred by the Seller in connection with this Agreement shall be borne by the Seller (including any and all amounts payable in respect of the Account.


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     Section 5.02  Entire Agreement.  This Agreement constitutes the entire
                   ----------------
agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements (oral or written) among the parties.

     Section 5.03  No Third-Party Beneficiaries; Assignment.  This Agreement is
                   ----------------------------------------
for the sole benefit of and binding upon the parties hereto and their permitted successors and assigns, and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Neither party may assign either this Agreement or any of his or its rights, interests or obligations hereunder without the prior written consent of the other party hereto.

     Section 5.04  Amendment.  This Agreement may be amended or modified only by
                   ---------
an instrument in writing signed by both parties hereto.

     Section 5.05  Counterparts.  This Agreement may be executed in one or more
                   ------------
counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     Section 5.06  Gender and Number; Headings.  Whenever used in this
                   ---------------------------
Agreement, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement

     Section 5.07  Governing Law.  This Agreement shall be governed by, and
                   -------------
construed in accordance with, the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

     Section 5.08  Severability.  In case any provision of this Agreement shall
                   ------------
be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.



                         SELLER

                         GOLD & APPEL TRANSFER, S.A.,
                          a British Virgin Islands corporation

                         By:   /s/ Walt Anderson
                               -----------------
                         Name: Walt Anderson
                         Its:  Attorney in Fact



                         PURCHASER

                         /s/ Henry G. Luken, III
                         -----------------------
                         HENRY G. LUKEN, III
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                                   SCHEDULE I
                                   ----------

     5,671,300 shares of common stock, par value $.001 per share, of the Company which constitute Shares are pledged pursuant to that certain Amended and Restated Pledge Agreement between the Seller, Revision LLC, Foundation for the International Non-governmental Development of Space, Entree International Limited, Walter C. Anderson (the "PLEDGORS") and Donald A. Burns (the "PLEDGEE"), dated as of March 1, 2001 (the "AMENDED AND RESTATED PLEDGE AGREEMENT"), a copy of which has been made available to the Purchaser. The Seller intends to seek the release of such encumbrance after the Closing Date.